                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2003


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         2-98277C                                    38-3262264
(COMMISSION FILE NUMBER)                             (I.R.S. EMPLOYER
                                                     IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

         On March 4, 2003 the Registrant issued a press release announcing that Registrant had appointed Craig B. Parr Chairman of the Board and Chief Executive Officer. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.


         Exhibit No.          Description of Exhibits
         -----------          -----------------------
         99.1                 Press Release Dated March 4, 2003 announcing that
                              Registrant had appointed Craig B. Parr Chairman of
                              the Board and Chief Executive Officer



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SPORTS RESORTS INTERNATIONAL, INC



Date:  March 7, 2003
                                            By:  /s/ Gregory T.  Strzynski
                                               ---------------------------
                                               Gregory T. Strzynski
                                               Chief Financial Officer


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                               10-K EXHIBIT INDEX




EXHIBIT NO.     DESCRIPTION
EX- 99.1        Press Release Dated March 4, 2003 announcing that Registrant had appointed Craig B. Parr Chairman of the Board and Chief
                Executive Officer